Exhibit 99.1

ORACLE TO BUY SUN

SANTA CLARA, CALIF. - April 20, 2009 - Sun Microsystems, Inc. (NASDAQ: JAVA) and Oracle Corporation (NASDAQ: ORCL) announced today they have entered into a definitive agreement under which Oracle will acquire Sun common stock for $9.50 per share in cash. The transaction is valued at approximately $7.4 billion, or $5.6 billion net of Sun’s cash and debt.

“We expect this acquisition to be accretive to Oracle’s earnings by at least 15 cents on a non-GAAP basis in the first full year after closing. We estimate that the acquired business will contribute over $1.5 billion to Oracle’s non-GAAP operating profit in the first year, increasing to over $2 billion in the second year. This would make the Sun acquisition more profitable in per share contribution in the first year than we had planned for the acquisitions of BEA, PeopleSoft and Siebel combined,” said Oracle President Safra Catz.

“The acquisition of Sun transforms the IT industry, combining best-in-class enterprise software and mission-critical computing systems,” said Oracle CEO Larry Ellison. “Oracle will be the only company that can engineer an integrated system – applications to disk – where all the pieces fit and work together so customers do not have to do it themselves. Our customers benefit as their systems integration costs go down while system performance, reliability and security go up.”

There are substantial long-term strategic customer advantages to Oracle owning two key Sun software assets: Java and Solaris. Java is one of the computer industry’s best-known brands and most widely deployed technologies, and it is the most important software Oracle has ever acquired. Oracle Fusion Middleware, Oracle’s fastest growing business, is built on top of Sun’s Java language and software. Oracle can now ensure continued innovation and investment in Java technology for the benefit of customers and the Java community.

The Sun Solaris operating system is the leading platform for the Oracle database, Oracle’s largest business, and has been for a long time. With the acquisition of Sun, Oracle can optimize the Oracle database for some of the unique, high-end features of Solaris. Oracle is as committed as ever to Linux and other open platforms and will continue to support and enhance our strong industry partnerships. “Oracle and Sun have been industry pioneers and close partners for more than 20 years,” said Sun

Chairman Scott McNealy. “This combination is a natural evolution of our relationship and will be an industry-defining event.”

“This is a fantastic day for Sun’s customers, developers, partners and employees across the globe, joining forces with the global leader in enterprise software to drive innovation and value across every aspect of the technology marketplace,” said Jonathan Schwartz, Sun’s CEO, “From the Java platform touching nearly every business system on earth, powering billions of consumers on mobile handsets and consumer electronics, to the convergence of storage, networking and computing driven by the Solaris operating system and Sun’s SPARC and x64 systems. Together with Oracle, we’ll drive the innovation pipeline to create compelling value to our customer base and the marketplace.”

“Sun is a pioneer in enterprise computing, and this combination recognizes the innovation and customer success the company has achieved. Our largest customers have been asking us to step up to a broader role to reduce complexity, risk and cost by delivering a highly optimized stack based on standards,” said Oracle President Charles Phillips. “This transaction will preserve and enhance investments made by our customers, while we continue to work with our partners to provide customers with choice.”

The Board of Directors of Sun Microsystems has unanimously approved the transaction. It is anticipated to close this summer, subject to Sun stockholder approval, certain regulatory approvals and customary closing conditions.

There will be a conference call today to discuss the transaction at 5:30 a.m. Pacific time. Investors can listen to the conference call by dialing (719) 234-7870, passcode 923645. A replay will be available for 24 hours after the call ends at (719) 884-8882, passcode: 923645. A live audio webcast of the call will be made available at www.oracle.com/investor and a replay will be available for seven days after the call ends.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s largest enterprise software company. For more information about Oracle, please visit our Web site at http://www.oracle.com.

About Sun Microsystems

Sun Microsystems, Inc. (NASDAQ: JAVA) develops the technologies that power the global marketplace. Guided by a singular vision — “The Network is the Computer” — Sun drives network participation through shared innovation, community development and open source leadership. Sun can be found in more than 100 countries and on the Web at http://www.sun.com.

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Trademarks

Oracle is a registered trademark of Oracle Corporation and/or its affiliates. Other names may be trademarks of their respective owners.

Sun, Sun Microsystems, the Sun logo, Java, Solaris and the Network is the Computer are trademarks or registered trademarks of Sun Microsystems, Inc. or its subsidiaries in the United States and other countries.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including but not limited to, statements regarding Sun’s expected contributions to Oracle’s earnings and profits, the integration of Sun’s product offerings into Oracle’s business, the anticipated value of the combined business to customers and partners, and the expected closing of the proposed Merger. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Oracle to successfully integrate Sun’s operations and employees, the ability to realize anticipated synergies and cost savings of the proposed Merger, and such other risks as identified in Oracle’s Annual Report on Form 10-K for the fiscal year ended May 31, 2008, Oracle’s most recent Quarterly Reports on Form 10-Q, Sun’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008, and Sun’s most recent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. Oracle and Sun assume no obligation to update any forward-looking statement contained in this press release.

Additional Information about the Merger and Where to Find It

Sun plans to file with the Securities and Exchange Commission (the “SEC”) and mail to its stockholders a proxy statement in connection with the proposed merger with Soda Acquisition Corporation, pursuant to which Sun would be acquired by Oracle (the “Merger”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by Sun through the web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Investor Relations, Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA.

Sun and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Sun in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in Sun’s proxy statement for its 2008 Annual Meeting of Stockholders, which was filed with the SEC on September 24, 2008. This document is available free of charge at the SEC’s web site at www.sec.gov, and from Sun by contacting Investor Relations by telephone at (800) 801-7869 (within the U.S.) or (408) 404-8427 (outside the U.S.), or by mail at Sun Microsystems, Inc., Mail Stop UMPK14-336, 4150 Network Circle, Santa Clara, California 95054, USA, or by going to Sun’s Investor Relations page on its corporate web site at www.sun.com.

Media Contacts

Karen Khan

Sun Global Communications

415.297.5035

karen.khan@sun.com

Karen Tillman

Oracle Corporate Communications

650.607.0326

karen.tillman@oracle.com

Investor Contacts

Ron Pasek

Sun Investor Relations

408.710.6462

ron.pasek@sun.com

Roy Lobo

Oracle Investor Relations

650.506.4073

650.506.4074

investor_us@oracle.com